March 13, 2000

                          COUNTRYWIDE INVESTMENT TRUST

                 ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2000


The Board of Trustees recently determined to terminate the public offering of shares of the Adjustable Rate U.S. Government Securities Fund. Consequently, shares of the Adjustable Rate U.S. Government Securities Fund will no longer be available for purchase by investors following the close of business on March 15, 2000. All of the outstanding shares of the Adjustable Rate U.S. Government Securities Fund will be redeemed to shareholders. These redemptions will be completed on or about May 1, 2000.